UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                September 26, 2005

Morgan Stanley ABS Capital I Inc. (as Depositor under the Pooling and Servicing Agreement, dated as of May 1, 2005 providing for the issuance of IXIS Real Estate Mortgage Capital Trust 2005-HE2 Mortgage Pass-Through Certificates, Series 2005-HE2)

                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


           Delaware                333-121914-01              13-3939229
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                              1585 Broadway, 2nd Floor
                               New York, NY 10036
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212)761-4000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of IXIS Real Estate Mortgage Capital Trust 2005-HE2 Mortgage Pass-Through Certificates, Series 2005-HE2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2005 among Morgan Stanley ABS Capital I Inc., as Depositor, Countrywide Home Loans Servicing LP, as Servicer, IXIS Real Estate Capital Inc., as Unaffiliated Seller, Deutsche Bank National Trust Company, as Custodian, and JPMorgan Chase Bank, as Trustee.

  On September 26, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 26, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        IXIS Real Estate Mortgage Capital Trust 2005-HE2
        Mortgage Pass-Through Certificates,  Series 2005-HE2

                       JPMORGAN CHASE BANK,N.A., not in its individual capacity but solely as Trustee under the Agreement referred to herein

                 By: /s/  Thomas Venusti
                          --------------------------------------------
                          Thomas Venusti
                          Assistant Vice President

Date: September 29, 2005

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         September 26, 2005

Exhibit 99.1
Monthly Certificateholder Statement on September 26, 2005


                      IXIS Real Estate Capital Trust 2005-HE2
                         Statement To Certificateholders
                                September 26, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       255,000,000.00  211,177,184.62    26,107,788.14     698,527.20  26,806,315.34      0.00      0.00      185,069,396.48
A2       175,000,000.00  175,000,000.00             0.00     589,750.00     589,750.00      0.00      0.00      175,000,000.00
A3        70,000,000.00   70,000,000.00             0.00     240,255.56     240,255.56      0.00      0.00       70,000,000.00
A4       109,858,000.00  109,858,000.00             0.00     388,775.26     388,775.26      0.00      0.00      109,858,000.00
AMZ       95,020,000.00   88,192,109.06     4,067,769.92     305,830.64   4,373,600.56      0.00      0.00       84,124,339.14
M1        28,938,000.00   28,938,000.00             0.00     104,723.41     104,723.41      0.00      0.00       28,938,000.00
M2        15,980,000.00   15,980,000.00             0.00      58,113.93      58,113.93      0.00      0.00       15,980,000.00
M3        12,958,000.00   12,958,000.00             0.00      47,469.47      47,469.47      0.00      0.00       12,958,000.00
M4        22,891,000.00   22,891,000.00             0.00      86,706.02      86,706.02      0.00      0.00       22,891,000.00
M5        12,957,000.00   12,957,000.00             0.00      49,423.76      49,423.76      0.00      0.00       12,957,000.00
M6        11,230,000.00   11,230,000.00             0.00      43,235.50      43,235.50      0.00      0.00       11,230,000.00
B1        13,389,000.00   13,389,000.00             0.00      57,617.33      57,617.33      0.00      0.00       13,389,000.00
B2         8,638,000.00    8,638,000.00             0.00      37,940.02      37,940.02      0.00      0.00        8,638,000.00
B3         9,503,000.00    9,503,000.00             0.00      45,540.49      45,540.49      0.00      0.00        9,503,000.00
B4         8,638,000.00    8,638,000.00             0.00      54,832.10      54,832.10      0.00      0.00        8,638,000.00
P                100.00          100.00             0.00     591,771.17     591,771.17      0.00      0.00              100.00
R                  0.00            0.00             0.00           0.00           0.00      0.00      0.00                0.00
TOTALS   850,000,100.00  799,349,393.68    30,175,558.06   3,400,511.86  33,576,069.92      0.00      0.00      769,173,835.62

X         13,821,138.00   13,821,138.00             0.00   1,916,960.01   1,916,960.01      0.00      0.00       13,821,138.00
-----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Current
                         Beginning                                                       Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
A1       45071KBD5        828.14582204   102.38348290      2.73932235     105.12280525      725.76233914    A1        3.721250 %
A2       45071KBE3      1,000.00000000     0.00000000      3.37000000       3.37000000    1,000.00000000    A2        3.791250 %
A3       45071KBF0      1,000.00000000     0.00000000      3.43222229       3.43222229    1,000.00000000    A3        3.861250 %
A4       45071KBG8      1,000.00000000     0.00000000      3.53888893       3.53888893    1,000.00000000    A4        3.981250 %
AMZ      45071KBH6        928.14259166    42.80961819      3.21859230      46.02821048      885.33297348    AMZ       3.901250 %
M1       45071KBJ2      1,000.00000000     0.00000000      3.61888900       3.61888900    1,000.00000000    M1        4.071250 %
M2       45071KBK9      1,000.00000000     0.00000000      3.63666646       3.63666646    1,000.00000000    M2        4.091250 %
M3       45071KBL7      1,000.00000000     0.00000000      3.66333308       3.66333308    1,000.00000000    M3        4.121250 %
M4       45071KBM5      1,000.00000000     0.00000000      3.78777773       3.78777773    1,000.00000000    M4        4.261250 %
M5       45071KBN3      1,000.00000000     0.00000000      3.81444470       3.81444470    1,000.00000000    M5        4.291250 %
M6       45071KBP8      1,000.00000000     0.00000000      3.85000000       3.85000000    1,000.00000000    M6        4.331250 %
B1       45071KBQ6      1,000.00000000     0.00000000      4.30333333       4.30333333    1,000.00000000    B1        4.841250 %
B2       45071KBR4      1,000.00000000     0.00000000      4.39222274       4.39222274    1,000.00000000    B2        4.941250 %
B3       45071KBS2      1,000.00000000     0.00000000      4.79222246       4.79222246    1,000.00000000    B3        5.391250 %
B4       45071KBT0      1,000.00000000     0.00000000      6.34777726       6.34777726    1,000.00000000    B4        6.538415 %
P        N/A            1,000.00000000     0.00000000              ##               ##    1,000.00000000    P         0.000000 %
TOTALS                    940.41094075    35.50065236      4.00060172      39.50125408      904.91028839

X        N/A            1,000.00000000     0.00000000    138.69769696     138.69769696    1,000.00000000    X         0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                        Email: Belen.Bautista@chase.com
                     ---------------------------------------

Sec. 4.03 Subordinated Amount                                                                             13,821,138.21
Sec. 4.03 Specified Subordinated Amount                                                                   13,821,138.21
Sec. 4.03 Subordinated  Deficiency Amount                                                                          0.00
Sec. 4.03 Overcollateralization Release Amount                                                                     0.00
Sec. 4.03 Monthly Excess Interest                                                                          1,921,588.71
Sec. 4.03 Monthly Excess Cash Flow Amount                                                                  1,921,588.71
Sec. 4.03 Extra Principal Distribution Amount                                                                      0.00

Sec. 4.03 Trustee Fee                                                                                          1,355.17
Sec. 4.03 Servicing Fee                                                                                      338,793.46

Sec. 4.03 Current Advances                                                                                 1,983,660.91

Sec. 4.03(vi) Ending Collateral Balance                                                                  782,928,755.79

Sec. 4.03 Pre-Funded Amount Remaining                                                                              0.00

Sec. 4.03 Total Beginning Number of Loans                                                                      4,587.00
Sec. 4.03 Total Ending Number of Loans                                                                         4,755.00

Sec. 4.03  Weighted Average Gross Mortgage Rate Entire Deal                                                  7.476309 %

Sec. 4.03 Weighted Average Net Mortgage Rate Entire Deal                                                     6.974309 %

Sec. 4.03 Weighted Average Term to Maturity                                                                      347.00


Sec. 4.03 Delinquencies

Sec. 4.03 Number of Loans 31 Days Delinquent                                                                      78.00
Sec. 4.03 Balance of Loans 31 Days Delinquent                                                             12,332,464.31
Sec. 4.03 Number of Loans 61 Days Delinquent                                                                      39.00
Sec. 4.03 Balance of Loans 61 Days Delinquent                                                              5,709,781.70
Sec. 4.03 Number of Loans 91 Days Delinquent                                                                      15.00
Sec. 4.03 Balance of Loans 91 Days Delinquent                                                              2,077,875.54
Sec. 4.03 Total Number of Loans Delinquent                                                                       132.00
Sec. 4.03 Total Balance Delinquent Loans                                                                  20,120,121.55

Sec. 4.03 Total Number of Loans Delinquent                                                                       132.00
Sec. 4.03 Total Balance of Loans Delinquent                                                               20,120,121.55
Sec. 4.03 (xii) Outstanding Balance of Sixty Plus Day Delinquent                                          17,407,947.81

Sec. 4.03 Loans in Foreclosure

                Number of Loans in Foreclosure 0 to 29 Days Delinquent                                             5.00
                Balance of Loans in Foreclosure 0 to 29 Days Delinquent                                      961,545.36
                Number of Loans in Foreclosure 30 to 59 Days Delinquent                                            1.00
                Balance of Loans in Foreclosure 30 to 59 Days Delinquent                                      71,941.21
                Number of Loans in Foreclosure 60 to 89 Days Delinquent                                           23.00
                Balance of Loans in Foreclosure 60 to 89 Days Delinquent                                   4,059,286.06
                Number of Loans in Foreclosure 90+ Days Delinquent                                                25.00
                Balance of Loans in Foreclosure 90+ Days Delinquent                                        4,323,242.43


                     Loans in Foreclosure
                                        Group 1
                                                             Principal
                                        Number               Balance                Percentage
                                                 54            9,416,015.06                  1.20 %
  Sec. 4.03 Loans in Bankruptcy

                Number of Loans in Bankruptcy 0 to 29 Days Delinquent                                                   1.00
                Balance of Loans in Bankruptcy 0 to 29 Days Delinquent                                            104,216.61
                Number of Loans in Bankruptcy 30 to 59 Days Delinquent                                                  1.00
                Balance of Loans in Bankruptcy 30 to 59 Days Delinquent                                           184,083.69
                Number of Loans in Bankruptcy 60 to 89 Days Delinquent                                                  2.00
                Balance of Loans in Bankruptcy 60 to 89 Days Delinquent                                           204,275.51
                Number of Loans in Bankruptcy 90+ Days Delinquent                                                       0.00
                Balance of Loans in Bankruptcy 90+ Days Delinquent                                                      0.00

                      Loans in Bankruptcy

                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                  4              492,575.81                  0.06 %

Sec. 4.03 Loans in REO

                        Loans in REO
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %

Sec. 4.03 REO Book Value                                                                                                0.00

         Principal Collections
Scheduled Principal                                                                                               441,104.01
Payoffs                                                                                                        29,591,053.74
Curtailments                                                                                                      143,400.31
Liquidation Proceeds                                                                                                    0.00

Sec. 4.03 Prepayment Penalties/Premiums                                                                           591,771.17

       Prepayment Rate Calculations

Constant Prepayment Rate (CPR)
                One Month CPR                                                                                    36.064842 %
                Three Month Average CPR                                                                          29.714742 %

Total Constant Prepayment Rate (CPR)
                One Month CPR                                                                                    36.064842 %
                Three Month Average CPR                                                                          29.714742 %

       Realized Losses

Number of Loans Liquidated                                                                                              0.00
Current Realized Losses Incurred                                                                                        0.00
Net Liquidation Proceeds                                                                                                0.00
Loss Severity                                                                                                     0.000000 %

Cumulative Number of Loans Liquidated                                                                                   0.00
Cumulative Realized Losses Incurred                                                                                     0.00
Cumulative Net Liquidation Proceeds                                                                                     0.00
Cumulative Loss Percentage Since Cut-Off                                                                          0.000000 %

Note: Losses include Subsequent Adjustments to loans liquidated in Prior Periods

                     Default Rates
MDR (Monthly Default Rate)
                Current MDR                                                                                       0.000000 %
                3 Month Average MDR                                                                               0.000000 %
                12 Month Average MDR                                                                              0.000000 %
                Cummulative MDR                                                                                   0.000000 %
                Average MDR Since Cut-Off                                                                         0.000000 %

CDR (Conditional Default Rate)
                Current Conditional Default Rate                                                                  0.000000 %
                3 Month Average CDR                                                                               0.000000 %
                12 Month Average CDR                                                                              0.000000 %
                Cummulative CDR                                                                                   0.000000 %
                Average CDR Since Cut-Off                                                                         0.000000 %

Sec. 4.03 Class M1 Unpaid Realized Loss Amount                                                                          0.00
Sec. 4.03 Class M1 Applied Realized Loss Amount                                                                         0.00
Sec. 4.03 Class M2 Unpaid Realized Loss Amount                                                                          0.00
Sec. 4.03 Class M2 Applied Realized Loss Amount                                                                         0.00
Sec. 4.03 Class M3 Unpaid Realized Loss Amount                                                                          0.00
Sec. 4.03 Class M3 Applied Realized Loss Amount                                                                         0.00
Sec. 4.03 Class M4 Unpaid Realized Loss Amount                                                                          0.00
Sec. 4.03 Class M4 Applied Realized Loss Amount                                                                         0.00
Sec. 4.03 Class M5 Unpaid Realized Loss Amount                                                                          0.00
Sec. 4.03 Class M5 Applied Realized Loss Amount                                                                         0.00
Sec. 4.03 Class M6 Unpaid Realized Loss Amount                                                                          0.00
Sec. 4.03 Class M6 Applied Realized Loss Amount                                                                         0.00
Sec. 4.03 Class B1 Unpaid Realized Loss Amount                                                                          0.00
Sec. 4.03 Class B1 Applied Realized Loss Amount                                                                         0.00
Sec. 4.03 Class B2 Unpaid Realized Loss Amount                                                                          0.00
Sec. 4.03 Class B2 Applied Realized Loss Amount                                                                         0.00
Sec. 4.03 Class B3 Unpaid Realized Loss Amount                                                                          0.00
Sec. 4.03 Class B3 Applied Realized Loss Amount                                                                         0.00
Sec. 4.03 Class B4 Unpaid Realized Loss Amount                                                                          0.00
Sec. 4.03 Class B4 Applied Realized Loss Amount                                                                         0.00

Sec. 4.03(xvi) Unpaid Interest
Class A1 Unpaid Interest Shortfall                                                                                      0.00
Class A2 Unpaid Interest Shortfall                                                                                      0.00
Class A3 Unpaid Interest Shortfall                                                                                      0.00
Class A4 Unpaid Interest Shortfall                                                                                      0.00
Class AMZ Unpaid Interest Shortfall                                                                                     0.00
Class M1 Unpaid Interest Shortfall                                                                                      0.00
Class M2 Unpaid Interest Shortfall                                                                                      0.00
Class M3 Unpaid Interest Shortfall                                                                                      0.00
Class M4 Unpaid Interest Shortfall                                                                                      0.00
Class M5 Unpaid Interest Shortfall                                                                                      0.00
Class M6 Unpaid Interest Shortfall                                                                                      0.00
Class B1  Unpaid Interest Shortfall                                                                                     0.00
Class B2  Unpaid Interest Shortfall                                                                                     0.00
Class B3  Unpaid Interest Shortfall                                                                                     0.00
Class B4  Unpaid Interest Shortfall                                                                                     0.00
Class X Unpaid Interest Shortfall                                                                                       0.00

Current Period Relief Act/ Prepayment Interest Shortfalls                                                               0.00

Class A1 Interest Reduction                                                                                             0.00
Class A2 Interest Reduction                                                                                             0.00
Class A3 Interest Reduction                                                                                             0.00
Class A4 Interest Reduction                                                                                             0.00
Class AMZ Interest Reduction                                                                                            0.00
Class M1  Interest Reduction                                                                                            0.00
Class M2 Interest Reduction                                                                                             0.00
Class M3 Interest Reduction                                                                                             0.00
Class M4  Interest Reduction                                                                                            0.00
Class M5 Interest Reduction                                                                                             0.00
Class B1  Interest Reduction                                                                                            0.00
Class M6 Interest Reduction                                                                                             0.00
Class B2  Interest Reduction                                                                                            0.00
Class B3  Interest Reduction                                                                                            0.00
Class B4  Interest Reduction                                                                                            0.00
Class X  Interest Reduction                                                                                             0.00

Sec. 4.03 Has the Trigger Event Occured                                                                                   NO
Sec. 4.03 Has the Sequential Trigger Event Occured                                                                        NO

Sec. 4.03 Cumulative Realized Losses as a Percentage of Original Collateral Balance                               0.000000 %

Sec. 4.03 Available Funds
Available Funds                                                                                                35,494,385.09
Interest Remittance Amount                                                                                      5,318,827.03
Principal Remittance Amount                                                                                    30,175,558.06

Sec 4.03 Repurchased Principal                                                                                          0.00

Class X Distributable Amount                                                                                    1,916,960.01

Subsequent Recoveries                                                                                                   0.00

Basis Risk Shortfalls
 Class A1 Aggregate Basis Risk Shortfall                                                                                0.00
 Class A2 Aggregate Basis Risk Shortfall                                                                                0.00
 Class A3 Aggregate Basis Risk Shortfall                                                                                0.00
 Class A4 Aggregate Basis Risk Shortfall                                                                                0.00
 Class AMZ Aggregate Basis Risk Shortfall                                                                               0.00
 Class M1 Aggregate Basis Risk Shortfall                                                                                0.00
 Class M2 Aggregate Basis Risk Shortfall                                                                                0.00
 Class M3 Aggregate Basis Risk Shortfall                                                                                0.00
 Class M4 Aggregate Basis Risk Shortfall                                                                                0.00
 Class M5 Aggregate Basis Risk Shortfall                                                                                0.00
 Class M6 Aggregate Basis Risk Shortfall                                                                                0.00
 Class B1 Aggregate Basis Risk Shortfall                                                                                0.00
 Class B2 Aggregate Basis Risk Shortfall                                                                                0.00
 Class B3 Aggregate Basis Risk Shortfall                                                                                0.00
 Class B4 Aggregate Basis Risk Shortfall                                                                                0.00

Basis Risk Shortfalls Repaid this Period
 Class A1 Basis Risk Shortfalls Repaid this Period this Period                                                          0.00
 Class A2 Basis Risk Shortfalls Repaid this Period                                                                      0.00
 Class A3 Basis Risk Shortfalls Repaid this Period                                                                      0.00
 Class A4 Basis Risk Shortfalls Repaid this Period                                                                      0.00
 Class AMZ Basis Risk Shortfalls Repaid this Period                                                                     0.00
 Class M1 Basis Risk Shortfalls Repaid this Period                                                                      0.00
 Class M2 Basis Risk Shortfalls Repaid this Period                                                                      0.00
 Class M3 Basis Risk Shortfalls Repaid this Period                                                                      0.00
 Class M4 Basis Risk Shortfalls Repaid this Period                                                                      0.00
 Class M5 Basis Risk Shortfalls Repaid this Period                                                                      0.00
 Class M6 Basis Risk Shortfalls Repaid this Period                                                                      0.00
 Class B1 Basis Risk Shortfalls Repaid this Period                                                                      0.00
 Class B1 Basis Risk Shortfalls Repaid this Period                                                                      0.00
 Class B3 Basis Risk Shortfalls Repaid this Period                                                                      0.00
 Class B4 Basis Risk Shortfalls Repaid this Period                                                                      0.00

Excess Reserve Fund Account                                                                                             0.00

A2 Interest Rate Cap Payment                                                                                            0.00
M Interest Rate Cap Payment                                                                                             0.00
B Interest Rate Cap Payment                                                                                             0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.